SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN GLOBAL AND INTERNATIONAL BOND FUNDS

I.              Evergreen International Bond Fund (the “Fund”)

                   Effective immediately, the table entitled “Average Annual Total Return” in the section entitled “PERFORMANCE” in the Fund's Class IS prospectus is revised to amend the returns provided for the MLGBMXUS as follows:

               Average Annual Total Return

(for the period ended 12/31/2007)1

	Inception Date of Class	1 Year	5 Year	10 year	Performance Since 12/15/1993
Class IS	12/15/1993	9.24%	7.54%	6.86%	5.94%
Class IS (after taxes on distributions)[2]	12/15/1993	7.86%	6.19%	5.16%	N/A
Class IS (after taxes on distributions and sale of Fund shares)[2]	12/15/1993	5.99%	5.70%	4.85%	N/A
JPMGXUS		11.30%	7.48%	6.22%	6.29%
MLGBMXUS[3]		11.31%	8.34%	6.76%	N/A

1.   Historical performance shown for Class IS prior to 8/31/1998 is based on the performance of the Class A shares of the Fund’s predecessor fund, CoreFund Global Bond Fund, and reflects the 0.25% 12b-1 fee in effect for Class A at that time.

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

3.  Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

April 21, 2008	582296 (4/08)